UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2011

LANTRONIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16027	33- 0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Technology Drive
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 453-3990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Effective August 26, 2011, Larry Sanders resigned as Interim Chief Executive Officer of Lantronix, Inc. (the “Company”).  The Compensation Committee of the Board of Directors of the Company has approved extending the original post-termination exercise period through August 26, 2012, with respect to the vested option shares held by Mr. Sanders as of August 26, 2011 under two of Mr. Sander’s outstanding stock options, previously granted to Mr. Sanders on November 18, 2009 and November 19, 2008, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ James Kerrigan
James Kerrigan Interim Chief Financial Officer

Date:  August 31, 2011